Exhibit 32.1

LZG INTERNATIONAL, INC.

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

The undersigned executive officer of LZG International, Inc. certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

a.	the quarterly report on Form 10-Q of LZG International, Inc. for the quarter ended February 28, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b.	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of LZG International, Inc.

Date: April 7, 2017	/s/ Greg L. Popp Greg L. Popp Principal Executive Officer Principal Financial Officer